                                                                   EXHIBIT 10.14

                                 LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT

Insurer:                           Jefferson Pilot Life Insurance Company
                                   Mass Mutual Life Insurance Company

Policy Number:                     JP5221296
                                   0046705

Bank:                              The East Carolina Bank

Insured:                           William F. Plyler, II

Relationship of Insured to Bank:   Executive

Trust: Rabbi Trust for the Executive Supplemental Retirement Plan Agreement, Director Supplemental Retirement Plan Agreement,and the Endorsement Method Split Dollar Plan Agreement

The respective rights and duties of the Bank and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:

I.   DEFINITIONS

     Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If a definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II.  POLICY TITLE AND OWNERSHIP

     Title and ownership shall reside in the Trustee for the Rabbi Trust for the Executive Supplemental Retirement Plan Agreement, Director Supplemental Retirement Plan Agreement, and the Endorsement Method Split Dollar Plan Agreement for its use and for the use of the Insured all in accordance with this Agreement. The Trustee at the direction of the Bank may, to the extent of the

     Bank's interest, exercise the right to borrow or withdraw on the policy cash values. Where the Trustee at the direction of the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY DESIGNATION RIGHTS

     The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds of the policy payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest of the Bank or the Trust may have in such proceeds, as provided in this Agreement. Any such designation by the Insured shall be made in writing in the form attached hereto as Exhibit A and incorporated herein by reference. Any such designation or change therein shall be effective three
     (3) business days from delivery of said written notice by Insured to the Bank.

IV.  PREMIUM PAYMENT METHOD

     Subject to Subparagraph IX (B), the Bank or the Trustee at the direction of the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.   TAXABLE BENEFIT

     Annually the Insured will receive a taxable benefit equal to the value of the insurance protection as required by the Internal Revenue Service. The Bank or the Trustee at the direction of the Bank will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.  DIVISION OF DEATH PROCEEDS

     Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

     A. At the time of the Insured's death, should the Insured be employed by the Bank, retired from the Bank, or have had his or her employment terminated from the Bank due to disability*, the Insured's beneficiary(ies), designated in accordance with Paragraph III or the Insured's estate if no beneficiary has been so designated, shall be entitled to an amount equal to eighty percent (80%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

     B. Should the Insured not be employed by the Bank at the time of his or her death for reasons other than disability* or retirement, the Insured's beneficiary(ies), designated in accordance with Paragraph III or the Insured's estate if no beneficiary has been so designated, shall be entitled to the percentage as set forth hereinbelow of the proceeds described in Subparagraph VI (A) above.

          Date of Hire                 10% for each full year of service
                                       from the date of first service
                                       to a maximum of 80%

          PLUS

          If Insured is at least 62
          years of age on his or her
          date of death                20%
                                       For a maximum total of 100%

          *Subject to the Bank's obligations and Insured's rights under Title I of the Americans with Disabilities Act and the Family and Medical Leave Act, if applicable, and any other applicable federal or state laws, for purposes of this Agreement, disability shall be defined as the Insured not being able to perform the duties of the Insured's own job and shall be as further defined in the Bank's long term disability policy in effect at the time of said disability. If no such policy exists at the time of the disability, then disability shall be defined as a physical or mental impairment of Insured which renders Insured incapable of performing Insured's normal and regular essential employment duties and which shall be medically determined to be of permanent duration as the same is construed for purposes of disability benefits under the federal Social Security laws and regulations.

     C. The Bank shall be entitled to the remainder of such proceeds of the policy, including but not limited to the cash surrender value as provided in Paragraph VII herein.

     D. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII. DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

     The Bank or the Trust, in the discretion of the Bank, shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank or the Trustee at the direction of the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death of the Insured as the case may be.

VIII. RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

     In the event the policy involves an endowment or annuity element, the Bank's or the Trust's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be death proceeds for the purposes of division under this Agreement.

IX.  TERMINATION OF AGREEMENT

     This Agreement shall terminate upon the occurrence of any one of the following:

     A. The Insured is terminated by the Bank with cause. For purposes of this Agreement, the term "with cause" shall have the same meaning as the Employment Agreement between the Bank and the Insured. If no such employment agreement exists at the time of termination, the term "with cause" shall be deemed to mean, but is not limited to, personal dishonesty, incompetence, willful material misconduct, breach of fiduciary duty, failure to perform the obligations of the Insured as stated herein, willful violation of any law, rule, or regulation (other than minor traffic infractions), or, any material breach of any provision of this agreement.

     B.   Surrender, lapse, or other termination of the Policy by the Bank.

     Upon such termination, the Insured (or assignee) shall have a fifteen (15) day option, which period shall begin to run on the date of termination of the policy, to receive from the Bank or the Trustee at the direction of the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank or the Trustee at the direction of the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

     1) The Bank's or the Trust's share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

     2) The amount of the premiums which have been paid by the Bank or the Trustee at the direction of the Bank prior to the date of such assignment.

     If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

     The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

     Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.   INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

     The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.  AGREEMENT BINDING UPON THE PARTIES

     This Agreement shall bind the Insured and the Bank or the Trustee, their heirs, successors, personal representatives and assigns.

XII. ERISA PROVISIONS

     The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

     A.   Named Fiduciary and Plan Administrator.

          The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Agreement shall be The East Carolina Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank or the Trustee at the direction of the Bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

     B.   Funding Policy.

          Subject to Subparagraph IX (B), the funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

     C.   Basis of Payment of Benefits.

          Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

     D.   Claim Procedures.

          Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

          In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

     E.   Notices.

          All notices required or permitted to be given pursuant to this Agreement shall be in writing, unless otherwise specified, and shall be delivered personally, deposited in the United States mail, registered or certified and postage prepaid with return receipt requested, or deposited with a reputable overnight courier which provides a day and time stamped receipt, addressed to the Executive, Bank or Trustee, as applicable, at the address set forth herein or to such other address as hereafter may be furnished to the other parties in writing pursuant to this paragraph. All notices so given shall be deemed effective and received upon the earlier of (i) actual receipt,
          (ii) receipt and refusal; or (iii) five (5) days from (1) the postmark date, if deposited with the United States Postal Service, or
          (2) the date of deposit, if deposited with an overnight courier, unless otherwise provided herein.

               Bank:        The East Carolina Bank
                            Hwy. 264
                            Engelhard, North Carolina 27824

               Trustee:     Thomas A. Nussbaum
                            Eastern Bank & Trust Co.
                            2 Adams Place, AP06
                            Quincy, MA  02169-7456

               Executive:   William F. Plyler, II

                            -------------------------

                            -------------------------

                            -------------------------

XIII. GENDER

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.  CHANGE OF CONTROL

     Change of Control shall mean the direct or indirect acquisition by another person, firm or corporation, by merger, share exchange, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or its parent company. Upon a Change of Control, if the Insured's employment is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank (See Subparagraph VI [A]).

XVI. AMENDMENT OR REVOCATION

     It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII. EFFECTIVE DATE

     The Effective Date of this Agreement shall be November 5, 2001.

XVIII. SEVERABILITY AND INTERPRETATION

     If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be over broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX. APPLICABLE LAW

     The validity and interpretation of this Agreement shall be governed by the laws of the State of North Carolina.

Executed at Engelhard, North Carolina this 22nd day of January, 2002.

                                          The East Carolina Bank
                                          Engelhard, North Carolina


                                          By: /s/ J. Dorson White
-------------------------------------         ----------------------------------
Witness                                       Title: Executive Vice President

                                            /s/ William F. Plyler, II
-------------------------------------     --------------------------------------
Witness                                   William F. Plyler, II

                                    EXHIBIT A
                          BENEFICIARY DESIGNATION FORM
                      FOR LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT

PRIMARY DESIGNATION:

     Name                          Address                          Relationship
     ----                          -------                          ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECONDARY (CONTINGENT) DESIGNATION:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.


----------------------------------        --------------------------------------
William F. Plyler, II                     Date